UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 30, 2015

M LINE HOLDINGS INC.
(Exact name of registrant as specified in its charter)

Nevada	000-53265	88-0375818
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2320 E Orangethorpe Avenue
Anaheim, CA 92806
 (Address of principal executive offices)

(714) 630-6253
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

Item 5.02 Termination of a CEO and Director

(a)	Termination of a CEO and Director

On December 24, 2015, Alan Greenstadt resigned as CEO and a Director of M Line Holdings, Inc.

Mr. Greenstadt was appointed CEO on September 28, 2015.  He has resigned after it was recognized that the daily travel necessary to effectively perform all of his duties is greater than had been anticipated.

Mr. Greenstadt will actively act as a consultant to assist in the future growth of the Company.

In addition Mr. Greenstadt has agreed to become the initial member and Chairman of the Company’s proposed new Advisory Board. In this capacity he will manage the activities of the Advisory Board as well as recommend new members so that it can provide effective support to the growth and acquisition strategy of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

M LINE HOLDINGS, INC.

Date: December 30, 2015	By:	/s/ Anthony L. Anish
Name: Anthony L. Anish
Title: Chief Operating Officer